Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of April 25, 2013 (this “Amendment”), to the Credit Agreement dated as of November 2, 2011 as amended on April 24, 2012 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among BEAGLE INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), EMDEON INC., a Delaware corporation (the “Parent Borrower”), EBS HOLDCO I, LLC, a Delaware limited liability company (“EBS Holdco I”), EBS HOLDCO II, LLC, a Delaware limited liability company (“EBS Holdco II”), EMDEON BUSINESS SERVICES LLC, a Delaware limited liability company (“EBS”), MEDIFAX-EDI HOLDING COMPANY, a Delaware corporation (together with EBS Holdco I, EBS Holdco II and EBS, the “Co-Borrowers,” together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender (in such capacity, the “Swing Line Lender”), L/C Issuer (in such capacity, the “L/C Issuer”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Parent Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, pursuant to the fourth paragraph of Section 10.01 of the Credit Agreement, the Parent Borrower desires to create a new Class of Term B-2 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B-1 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Arrangers) of its Term B-1 Loans for Term B-2 Loans, and such Lender shall thereafter become a Term B-2 Lender;

WHEREAS, pursuant to Section 10.01(c) of the Credit Agreement, the Loan Parties desire to amend the Credit Agreement to decrease the rate of interest applicable to the Revolving Credit Loans and each Revolving Credit Lender directly affected thereby has delivered a consent hereto;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B-2 Lender will make Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term B-1 Loans (as defined herein);

WHEREAS, the Parent Borrower shall pay to each Term Lender immediately prior to the effectiveness of this Amendment all accrued and unpaid interest on its Term B-1 Loans to, but not including, the date of effectiveness of this Amendment;

WHEREAS, the Loan Parties and Required Lenders wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments Relating to Term B-2 Loans.

Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-2 Commitment” means, with respect to an Additional Term B-2 Lender, the commitment of such Additional Term B-2 Lender to make an Additional Term B-2 Loan on the Amendment No. 2 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-2 Lender to Amendment No. 2. The aggregate amount of the Additional Term B-2 Commitments of all Additional Term B-2 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Term B-1 Loans.

“Additional Term B-2 Lender” means a Person with an Additional Term B-2 Commitment to make Additional Term B-2 Loans to the Borrowers on the Amendment No. 2 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Term B-2 Loan” means a Loan that is made pursuant to Section 2.01(c)(ii) of the Credit Agreement on the Amendment No. 2 Effective Date.

“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of April 25, 2013.

“Amendment No. 2 Effective Date” means April 25, 2013, the date on which all conditions precedent set forth in Section 4 of Amendment No. 2 were satisfied.

“Exchanged Term B-1 Loans” means each Term B-1 Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Term B-2 Loan and the Arrangers have allocated into a Term B-2 Loan.

“Non-Exchanged Term B-1 Loan” means each Term B-1 Loan (or portion thereof) other than an Exchanged Term B-1 Loan.

“Term B-2 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B-1 Loans (or such lesser amount allocated to it by the Arrangers) for an equal principal amount of Term B-2 Loans on the Amendment No. 2 Effective Date.

“Term B-2 Loan” means an Additional Term B-2 Loan or a Loan that is deemed made pursuant to Section 2.01(c)(i).

(b) All references to “Term B-1 Loan” and “Term B-1 Commitment” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-2 Loan” and “Term B-2 Commitment,” respectively (other than any such references contained in (i) Amendment No. 2 and (ii) Section 2.06(b)).

(c) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a) with respect to Term B-2 Loans, (A) for Eurocurrency Rate Loans, 2.50% and (B) for Base Rate Loans, 1.50%; and”

(d) Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(b) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees, (A) for Eurocurrency Rate Loans and Letter of Credit fees, 2.50%, (B) for Base Rate Loans, 1.50% and (C) for unused commitment fees, 0.50%.”

(e) Section 2.01 of the Credit Agreement is hereby amended by deleting paragraph (c) to such Section in its entirety and replacing it with the following:

“(c) (i) Subject to the terms and conditions hereof and of Amendment No. 2, each Term Lender severally agrees to exchange its Exchanged Term B-1 Loans for a like principal amount of Term B-2 Loans on the Amendment No. 2 Effective Date.

(ii) Subject to the terms and conditions hereof and of Amendment No. 2, each Additional Term B-2 Lender severally agrees to make an Additional Term B-2 Loan to the Borrowers on the Amendment No. 2 Effective Date in the principal amount equal to its Additional Term B-2 Commitment on the Amendment No. 2 Effective Date. The Borrowers shall prepay the Non-Exchanged Term B-1 Loans with a like amount of the gross proceeds of the Additional Term B-2 Loans, concurrently with the receipt thereof.

(iii) The Borrowers shall pay to the Term Lenders immediately prior to the effectiveness of Amendment No. 2 all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date.

(iv) The Term B-2 Loans shall have the same terms as the Term B-1 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2; it being understood that the Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-1 Loans prior to the Amendment No. 2 Effective Date.”

(f) Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“The Term B-2 Commitment of each Additional Term B-2 Lender shall be automatically terminated on the Amendment No. 2 Effective Date upon the borrowing of the Additional Term B-2 Loans on such date.”

(g) Section 2.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“The Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with the quarter during which the Amendment No. 2 Effective Date occurs, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-2 Loans outstanding on the Amendment No. 2 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term Loans outstanding on such date”

(h) Section 7.10 of the Credit Agreement is hereby amended by adding the following as a new paragraph to such Section:

“Use the proceeds of all Term B-2 Loans for any purpose other than to refinance the Term B-1 Loans.”

Section 2. Other Amendments to Credit Agreement.

Effective as of the Amendment No. 2 Effective Date, the Required Lenders after giving effect to the exchange of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans hereby agree as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 6.11(c) and any and all guarantees of such Subsidiary Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Subsidiary Guarantor, or a grant by such Subsidiary Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest becomes illegal.

“Incremental Equivalent Debt” has the meaning specified in Section 7.03(x).

“Qualified ECP Loan Party” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 6.11(c)).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b) The definition of “Current Liabilities” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” that immediately precedes clause (f) and replacing it with “, “ and (ii) adding the following as a new clause at the end of such definition: “ and (g) liabilities funded by customers for customer obligations to third parties.”

(c) Paragraph (b) of the definition of “Cumulative Credit” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing in clause (i) following the words “designated as a Cure Amount” and replacing such word with “, “; (ii) adding the words “or used to incur Indebtedness pursuant to Section 7.03(y)” immediately following the words “Equity Funded Employee Plan Costs” appearing in the second parenthetical in clause (i); (iii) deleting the word “or” appearing in clause (ii) following the words “designated as a Cure Amount” and replacing such word with “, “; (iv) adding the words “or used to incur Indebtedness pursuant to Section 7.03(y)” immediately following the words “Equity Funded Employee Plan Costs” appearing in clause (ii).

(d) Paragraph (c) of the definition of “Cumulative Credit” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” following the words “designated as a Cure Amount” and replacing such word with “, “; (ii) adding the “or used to incur Indebtedness pursuant to Section 7.03(y)” immediately following the words “Equity Funded Employee Plan Costs”.

(e) The definition of “Consolidated First Lien Net Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Consolidated First Lien Net Debt” means, as of any date of determination, any Indebtedness described in clause (a) of the definition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien on any asset or property of the Parent Borrower or any Restricted Subsidiary but excluding any such Indebtedness in which the applicable Liens are expressly subordinated or junior to the Liens securing the Obligations minus the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q) and clauses (i) and (ii) of Section 7.01(r), (cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and (hh) (only to the extent the Obligations are secured by such cash and Cash Equivalents)); provided that Consolidated First Lien Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated First Lien Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries and (iii) any Qualified Securitization Financing; it being understood, for the avoidance of doubt, that obligations under Swap Contracts and Tax Receivable Agreements do not constitute Consolidated First Lien Net Debt”

(f) The definition of “Consolidated Secured Net Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Consolidated Secured Net Debt” means, as of any date of determination, any Indebtedness described in clause (a) of the definition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien on any asset or property of the Parent Borrower or any Restricted Subsidiary minus the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q) and clauses (i) and (ii) of Section 7.01(r), (cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and (hh) (only to the extent the Obligations are secured by such cash and Cash Equivalents)); provided that Consolidated Secured Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Secured Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries and (iii) any Qualified Securitization Financing; it being understood, for the avoidance of doubt, that obligations under Swap Contracts and Tax Receivable Agreements do not constitute Consolidated Secured Net Debt.”

(g) The definition of “Consolidated Total Net Debt” in Section 1.01 of the Credit Agreement is hereby amended by is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Consolidated Total Net Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Parent Borrower and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any acquisition constituting an Investment permitted under this Agreement) consisting of Indebtedness for borrowed money, Attributable Indebtedness, and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q) and clauses (i) and (ii) of Section 7.01(r), (cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and (hh) (only to the extent the Obligations are secured by such cash and Cash Equivalents)); provided that Consolidated Total Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries and (iii) any Qualified Securitization Financing; it being understood, for the avoidance of doubt, that obligations under Swap Contracts and Tax Receivable Agreements do not constitute Consolidated Total Net Debt.”

(h) The definition of “Guarantors” in Section 1.01 of the Credit Agreement is hereby amended by adding the following to the end of the first sentence of such definition:

“and shall include with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, any Borrower

(i) The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b)(xi) of such definition in its entirety and replacing it with the following:

“(xi) without duplication of amounts deducted from Excess Cash Flow in prior periods and, at the option of the Parent Borrower, the aggregate consideration required to be paid in cash by the Parent Borrower or any of its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions constituting Investments permitted under this Agreement, Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property to be consummated or made, plus any restructuring cash expenses, pension payments or tax contingency payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) above required to be made, in each case during the period of four consecutive fiscal quarters of the Parent Borrower following the end of such period; provided that to the extent the aggregate amount of Internally Generated Cash not utilizing the Cumulative Retained Excess Cash Flow Amount actually utilized to finance such acquisitions, Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,”

(j) The definition of “Excluded Assets” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (v)(B)(a) thereof and replacing it with the following:

“(a) excluding any such written agreement that relates to Credit Agreement Refinancing Indebtedness, Permitted Ratio Debt or Incremental Equivalent Debt and”

(k) The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding the following to the end of such definition:

“provided that the “Obligations” of any Borrower shall exclude any Excluded Swap Obligations.”

(l) The definition of “Senior Representative” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Senior Representative” means, with respect to any series of Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt, or Incremental Equivalent Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

(m) The Credit Agreement is hereby amended by deleting the definition of “Consolidated Cash Interest Coverage Ratio” and deleting all references made to such term in the Credit Agreement and the Loan Documents wherever they appear.

(n) Section 1.02(i) of the Credit Agreement is hereby amended by (i) deleting “or” following the words “whether at the time of incurrence” and inserting “,” in its place in the first parenthetical statements appearing in such section and adding the words “or subsequently” at the end of such parenthetical and (ii) deleting the word “permitted” that appears following the words “at any time shall be” and replacing such word with the words “classified or reclassified”.

(o) Section 2.05(a) of the Credit Agreement is hereby amended by deleting subclause (vi) thereof in its entirety and replacing it with the following:

“(vi) Notwithstanding the foregoing, in the event that, on or prior to the date that is six months after the Amendment No. 2 Effective Date, any Borrower (x) prepays, refinances, substitutes or replaces any Term B-2 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-2 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-2 Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(p) Section 2.05(b)(ii) of the Credit Agreement is hereby amended by (i) deleting the parenthetical immediately following the words “repurchase Permitted First Priority Refinancing Debt” and replacing it with “, Incremental Equivalent Debt or other Indebtedness permitted by Section 7.03 that is secured on a pari passu basis with the Obligations (or, in each case, any Permitted Refinancing thereof that is secured on a pari passu basis with the Obligations)” and (ii) deleting the parenthetical immediately following the words “such Disposition or Casualty Event” and replacing it with “(such Permitted First Priority Refinancing Debt, Incremental Equivalent Debt or other Indebtedness permitted by Section 7.03 that is secured on a pari passu basis with the Obligations (or, in each case, any Indebtedness pursuant to a Permitted Refinancing in respect thereof that is secured on a pari passu basis with the Obligations) required to be offered to be so repurchased or prepaid, “Other Applicable Indebtedness”)”.

(q) Section 2.05(b)(vi) of the Credit Agreement is hereby amended by adding the following proviso at the end of the fifth sentence of such section:

“; provided that no Lender may reject any prepayment made under Section 2.05(b)(iii)(B)”

(r) Section 6.11 of the Credit Agreement is hereby amended by adding the following as a new paragraph (c) of such section:

“(c) Each Loan Party that is a Qualified ECP Loan Party at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Loan Party’s obligations and undertakings under this Section 6.11(c) voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Loan Party under this Section shall remain in full force and effect with respect to such Qualified ECP Loan Party until this Guaranty is terminated or released with respect to such Qualified ECP Loan Party in accordance with Section 11.09. Each Qualified ECP Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”

(s) Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of paragraph (ff) of such section, (ii) deleting the “.” at the end of paragraph (gg) of such section and replacing it with “; and” and (iii) adding the following as a new paragraph (hh) of such section:

“(hh) Liens securing obligations in respect of Indebtedness permitted under Section 7.03(x).”

(t) Section 7.03(e) of the Credit Agreement is hereby amended by deleting clause (i) of such Section and replacing it with the following:

“(i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Parent Borrower or any Restricted Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the applicable asset and any Permitted Refinancing thereof in an aggregate amount not to exceed the greater of $60,000,000 and 1.50% of Total Assets, in each case determined at the time of incurrence (together with any Permitted Refinancings thereof) at any time outstanding and”

(u) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the “and” appearing at the end of paragraph (v) of such section, (ii) deleting “.” at the end of paragraph (w) of such section and replacing it with “;” and (iii) adding the following as a new paragraph (x) of such section:

“(x) Indebtedness of the Parent Borrower in respect of one or more series of senior unsecured notes, senior secured first lien or junior lien notes or subordinated notes, in each case issued in a public offering, Rule 144A or other private placement or bridge in lieu of the foregoing or secured or unsecured mezzanine Indebtedness that will be secured by the Collateral on a pari passu or junior basis with the Obligations, that are issued or made in lieu of Incremental Revolving Credit Commitments and/or Incremental Term Commitments pursuant to an indenture or a note purchase agreement or otherwise (the “Incremental Equivalent Debt”); provided that (i) the aggregate principal amount of all Incremental Equivalent Debt issued pursuant to this Section 7.03(x) shall not, together with any Incremental Revolving Credit Commitments and/or Incremental Term Commitments, exceed (A) $300,000,000 in the aggregate pursuant to this clause (A) or (B) at Parent Borrower’s option, up to an additional amount of Incremental Equivalent Debt such that the Consolidated First Lien Net Leverage Ratio is no more than 4.00 to 1.00 as of the last day of the Test Period most recently ended after giving Pro Forma Effect to such Incremental Equivalent Debt, (ii) such Incremental Equivalent Debt shall not be subject to any Guarantee by any Person other than a Loan Party, (iii) in the case of Incremental Equivalent Debt that is secured, the obligations in respect thereof shall not be secured by any Lien on any asset of Holdings, the Parent Borrower or any Restricted Subsidiary other than any asset constituting Collateral, (iv) if such Incremental Equivalent Debt is secured, the security agreements relating to such Incremental Equivalent Debt shall be substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (v) if such Incremental Equivalent Debt is (a) secured on a pari passu basis with the Obligations, then such Incremental Equivalent Debt shall be subject to a First Lien Intercreditor Agreement or (b) secured on a junior basis to the Obligations, then such Incremental Equivalent Debt shall be subject to a Junior Lien Intercreditor Agreement, (vi) the documentation with respect to any Incremental Equivalent Debt contains no mandatory prepayment, repurchase or redemption provisions except with respect to change of control, asset sale and casualty event mandatory offers to purchase and customary acceleration rights after an event of default that are customary for financings of such type, (vii) provided that, notwithstanding clause (B) of clause (i) of this Section 7.03(x), any Incremental Equivalent Debt which is to be unsecured or secured on a junior basis to the Term Loans and Revolving Credit

Loans shall not be required to comply with the test in such clause (y) but, rather shall not exceed an amount such that the Total Leverage Ratio shall be no greater than 6.25 to 1.00 as of the last day of the Test Period most recently ended after giving Pro Forma Effect to such Incremental Equivalent Debt; and (viii) no Event of Default under Section 8.01(a) or Section 8.01(f) shall exist after giving effect to such Incremental Equivalent Debt, (ix) such Incremental Equivalent Debt shall not mature earlier than the Latest Maturity Date of any Term Loans outstanding at the time of incurrence of such Incremental Equivalent Debt, (x) such Incremental Equivalent Debt shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of then-existing Term Loans, (xi) such Incremental Equivalent Debt shall have terms and conditions (other than pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions) that in the good faith determination of the Parent Borrower are not materially less favorable (when taken as a whole) to the Parent Borrower than the terms and conditions of the Loan Documents (when taken as a whole) (for the avoidance of doubt, the terms and conditions of Incremental Equivalent Debt may be substantially similar to the terms and conditions of the 2019 Notes or the 2020 Notes) and (xii) the Parent Borrower and its Restricted Subsidiaries shall be in compliance with the covenants set forth in Section 7.11, determined on a Pro Forma Basis as of the date of incurrence of such Incremental Equivalent Debt and the last day of the most recently ended Test Period (or, if no Test Period cited in Section 7.11 has passed, the covenants in Section 7.11 for the first Test Period cited in such Section shall be satisfied as of the last four quarters ended), in each case, as if such Incremental Equivalent Debt had been outstanding on the last day of such fiscal quarter of the Parent Borrower for testing compliance therewith; provided that a certificate of the Parent Borrower as to the satisfaction of the conditions described in clause (xi) above delivered at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements of such clause (xi), shall be conclusive unless the Administrative Agent notifies the Parent Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees); and”

(v) Section 7.03 of the Credit Agreement is hereby amended by adding the following as a new paragraph (y) of such section:

“(y) Indebtedness of the Parent Borrower or any Restricted Subsidiary (and any Permitted Refinancing thereof) in an aggregate principal amount not to exceed the amount of the net cash proceeds received by the Parent Borrower since the Closing Date from the issuance or sale of Equity Interests of the Parent Borrower or cash contributed to the capital of the Parent Borrower (in each case, other than proceeds of Disqualified Equity Interests, sales of Equity Interests to the Parent Borrower or any of its Subsidiaries or proceeds which have been designated as a Cure Amount) as determined in accordance with clauses (b) and (c) of the definition of “Cumulative Credit” to the extent such net cash proceeds have not been applied pursuant to such clauses to make Restricted Payments pursuant to Section 7.06, to make Investments (other than Investments permitted by Section 7.02(a), (c) or (i)) or to prepay, redeem, purchase, defease or satisfy Indebtedness pursuant to Section 7.13.”

(w) Section 7.05(j)(ii) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately following “(r)(ii), (s)” and replacing it with “, “ and (ii) inserting “and (hh)” immediately preceding the proviso to such clause (ii).

(x) Section 7.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“Permit the Consolidated First Lien Net Leverage Ratio as of the last day of any Test Period to be greater than 5.35:1.00.”

(y) Section 7.14 of the Credit Agreement is hereby amended by deleting the last sentence of such section in its entirety and replacing it with the following:

“Holdings shall not incur any Liens on Equity Interests of the Parent Borrower other than those for the benefit of the Obligations and other than Liens permitted under Sections 7.01(dd) and 7.01(hh) and Holdings shall not own any Equity Interests other than those of the Parent Borrower.”

(z) Section 8.03 of the Credit Agreement is hereby amended by adding the following to the end of such section:

“Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.”

(aa) Section 10.01 of the Credit Agreement is hereby amended by deleting the first full paragraph following the proviso after paragraph (h) of such section and replacing it with the following:

“Notwithstanding the foregoing, no Lender consent is required to effect any amendment or supplement to any First Lien Intercreditor Agreement, any Junior Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement (i) that is for the purpose of adding the holders of Permitted First Priority Refinancing Debt, or Permitted Second Priority Refinancing Debt, secured Incremental Equivalent Debt or other secured Indebtedness permitted to be incurred under Section 7.03 (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of such First Lien Intercreditor Agreement, such Junior Lien Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders) or (ii) that is expressly contemplated by any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.”

(bb) Section 11.01 of the Credit Agreement is hereby amended by adding the following the end of the first sentence of such section:

“provided that the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.”

(cc) The table appearing immediately after “Revolving Credit Commitments” of Schedule 1.01A of the Confidential Disclosure Letter is hereby replaced by the table set forth in Schedule 1.01A attached hereto.

Section 3. Representations and Warranties.

Each Borrower and each Subsidiary Guarantor represents and warrants to the Lenders as of the date hereof and the Amendment No. 2 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of each Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4. Conditions to Effectiveness.

This Amendment (other than Section 1(d) hereof) shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2) Consents to this Amendment executed by the Required Lenders; provided that the amendments set forth in Section 2(aa) above shall require the consent of each Lender; and

(3) a Note executed by a Responsible Officer of the relevant Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 2 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of (i) Ropes & Gray LLP, special counsel to the Parent Borrower, (ii) Bass Berry & Sims PLC, Tennessee local counsel to the Parent Borrower and (iii) Andrews Kurth LLP, Texas local counsel to the Parent Borrower, each dated the Amendment No. 2 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(2) (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Parent Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 2 Effective Date, or in the alternative (other than in the case of the Parent Borrower), certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3) a certificate signed by a Responsible Officer of the Parent Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (g) and (h) of this Section 4 and that the Term B-2 Loans meet the requirements and conditions to be Replacement Term Loans.

(c) Receipt of consents to this Amendment from Term Lenders and receipt of a Joinder Agreement executed by one or more Additional Term B-2 Lenders such that the aggregate principal amount of the Exchanged Term B-1 Loans plus the aggregate principal amount of the Additional Term B-2 Commitments shall equal the aggregate principal amount of the outstanding Term B-1 Loans immediately prior to the effectiveness of this Amendment.

(d) The Parent Borrower shall have paid to the Administrative Agent for the account of each Revolving Credit Lender that has returned a Consent to the Administrative Agent at or prior to 5:00 p.m., New York City time on April 9, 2013 (the “Consent Deadline”) a fee equal to 0.125% of the Revolving Credit Commitments of such Lender at the Consent Deadline.

(e) The Parent Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 2 Effective Date, all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 2 Effective Date on the Amendment No. 2 Effective Date.

(f) All fees and expenses due to the Administrative Agent, the Arrangers and the Lenders (including, without limitation, pursuant to Section 6 hereof) required to be paid on the Amendment No. 2 Effective Date shall have been paid.

(g) No Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(h) The representations and warranties of each Borrower and each Subsidiary Guarantor contained in Article 5 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(i) To the extent reasonably requested by an Additional Term B-2 Lender in writing not less than five (5) Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(j) The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

With respect to the Amendments in Section 1(d) only, in addition to subsections (a) through (j) above, the effectiveness of the provisions set forth in Section 1(d) shall be conditioned upon the delivery by each Revolving Credit Lender to the Administrative Agent of a Consent to this Amendment. It is understood and agreed that in connection with this Amendment, Deutsche Bank Trust Company Americas will become a Revolving Credit Lender with a Revolving Credit Commitment of $20,000,000, which Revolving Credit Commitment shall reduce the Revolving Credit Commitments of the existing Revolving Credit Lenders on a pro rata basis. For the avoidance of doubt, no separate Assignment and Assumption will be entered into in connection with such assignment.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding.

Section 5. Waivers.

The Required Lenders and Administrative Agent agree that the Parent Borrower may deliver a Request for Credit Extension pursuant to Section 4.02 of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension (in lieu of three Business Days). The Required Lenders and Administrative Agent waive the requirement for delivery of a Prepayment Notice pursuant to Section 2.05 of the Credit Agreement. The Lenders party hereto waive the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B-1 Loans into Term B-2 Loans.

Section 6. Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 7. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-2 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-2 Loans) pursuant to the Collateral Documents.

Section 11. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BEAGLE INTERMEDIATE HOLDINGS, INC.

By:	/s/ George I. Lazenby, IV
	Name:	George I. Lazenby, IV
	Title:	President and Chief Executive Officer

EMDEON INC.

By:	/s/ George I. Lazenby, IV
	Name:	George I. Lazenby, IV
	Title:	President and Chief Executive Officer

EBS HOLDCO I, LLC EBS HOLDCO II, LLC EMDEON BUSINESS SERVICES LLC MEDIFAX-EDI HOLDING COMPANY

By:	/s/ George I. Lazenby, IV
	Name:	George I. Lazenby, IV
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EBS MASTER LLC

EXPRESSBILL LLC

THE SENTINEL GROUP SERVICES LLC

ENVOY LLC

EQUICLAIM, LLC

MEDE AMERICA OF OHIO LLC

MEDIFAX-EDI, LLC

CHAPIN REVENUE CYCLE MANAGEMENT, LLC

HEALTHCARE TECHNOLOGY MANAGEMENT SERVICES LLC

DAKOTA IMAGING LLC

KINETRA LLC

ADVANCED BUSINESS FULFILLMENT, LLC
ERX NETWORK, L.L.C.
EMDEON FUTUREVISION LLC

By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

IXT SOLUTIONS, INC. CHAMBERLIN EDMONDS HOLDINGS, INC. CHAMBERLIN EDMONDS & ASSOCIATES, INC. MEDI, INC. MEDIFAX-EDI HOLDINGS, INC. TC3 HEALTH, INC.

By:	/s/ George I. Lazenby, IV
	Name:	George I. Lazenby, IV
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

EXHIBIT A

CONSENT TO AMENDMENT NO. 2

CONSENT TO AMENDMENT NO. 2 (this “Consent”) to Amendment No. 2 (“Amendment”) to that certain Credit Agreement, dated as of November 2, 2011 (the “Credit Agreement”), by and among Emdeon Inc. (the “Parent Borrower”), Beagle Intermediate Holdings, Inc., Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), the other Borrowers and Guarantors from time to time party thereto, the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐	to convert 100% of the outstanding principal amount of the Term B-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Arrangers) into a Term B-2 Loan in a like principal amount.

Post-Closing Settlement Option

☐	to have 100% of the outstanding principal amount of the Term B-1 Loan held by such Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment a principal amount of Term B-2 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Arrangers).

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: April , 2013

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

EXHIBIT A

If a second signature is necessary:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of April [    ], 2013 (this “Agreement”), by and among [ADDITIONAL TERM B-2 LENDER] (each, an “Additional Term B-2 Lender” and, collectively, the “Additional Term B-2 Lenders”), Emdeon, Inc. (the “Parent Borrower”), and BANK OF AMERICA, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 2, 2011 and amended by Amendment No. 1 dated as of April 24, 2012 and Amendment No. 2 dated as of April 25, 2013 (“Amendment No.2”) (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Parent Borrower, the other Borrowers and Guarantors from time to time party thereto, Beagle Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may establish Additional Term B-2 Commitments (the “Additional Term B-2 Commitments”) with existing Term Lenders and/or Additional Term B-2 Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-2 Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Term B-2 Lender hereby agrees to provide the Additional Term B-2 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(c) of the Credit Agreement. The Additional Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. For the avoidance of doubt, each Additional Term B-2 Lender hereby consents to Amendment No.2 to the Credit Agreement.

Each Additional Term B-2 Lender, the Borrowers and the Administrative Agent acknowledge and agree that the Additional Term B-2 Commitments provided pursuant to this Agreement shall constitute Term B-2 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-2 Lender hereby agrees to make an Additional Term B-2 Loan to the Borrowers in an amount equal to its Additional Term B-2 Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(c) of the Credit Agreement.

Each Additional Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Term B-2 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-2 Lender, the Administrative Agent and the Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-2 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Additional Term B-2 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-2 Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01(a) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of April [    ], 2013.

[NAME OF ADDITIONAL TERM B-2 LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B-2 Commitments:

$

EMDEON, INC.

By:
Name:
Title:

Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

B-5